Transamerica Funds
Supplement dated October 29, 2008 to the Prospectuses dated March 1, 2008, as supplemented through April 30, 2008
Transamerica Money Market
The following information supplements and replaces any contradictory information concerning Transamerica Money Market in the Prospectuses:
Transamerica Money Market (the “Fund”) has enrolled in the Temporary Guarantee Program for money market funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). Under the Program, the Treasury guarantees the $1.00 dollar per share value of Fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. No Fund shares purchased after September 19, 2008 will be covered by the Program’s guarantee under any circumstances.
A shareholder’s holdings in the Fund as of September 19, 2008 represent the maximum amount of assets eligible for reimbursement under the Program. Any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 will not be guaranteed. If the number of Fund shares held in the account fluctuates over the period covered by the Program, shareholders will be covered for either the number of Fund shares held as of the close of business on September 19, 2008, or the current number of Fund shares, whichever is less. If a Fund shareholder closes his or her Fund account, any future investment in the Fund will not be guaranteed under the Program.
The Fund is managed to maintain a stable $1.00 net asset value (“NAV”). Under the Program, the Treasury will guarantee to investors in money market funds managed to maintain a stable $1.00 NAV that, subject to the availability of assets under the Program, in the event that a fund’s NAV should drop below $0.995 and the fund elects to liquidate, eligible fund shareholders would be entitled to receive a payment equal to any shortfall between the amount received upon liquidation and $1.00 per fund share held as of the close of business on September 19, 2008.
The Program is temporary and will be effective for a three month period from September 19, 2008 to December 18, 2008. The Program may be extended by the Treasury to terminate no later than September 18, 2009. If the Treasury extends the Program, the Board of Trustees of Transamerica Funds will consider whether it is in the best interests of the Fund and its shareholders to continue to participate in the Program.
The Program will provide coverage for claims up to $50 billion dollars and claims will be paid in the order received until that amount is exhausted. Consequently, participation in the Program does not guarantee that the Fund’s investors will receive a $1.00 NAV upon the redemption, or liquidation of their shares.
The Fund has paid to the Treasury a fee of 0.01% of the Fund’s net assets as of September 19, 2008 to participate in the initial three month period of the Program. This expense will be borne by the Fund without regard to any expense limitation agreement in effect for the Fund. Participation in any extension of the Program would require payment of an additional fee by the Fund, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any extension of the Program.
As of the date of this prospectus supplement, additional information regarding the Program is available at http//www.ustreas.gov.
Investors Should Retain this Supplement for Future Reference